EXHIBIT 10.3

                       9106 MENDENHALL MALL ROAD LEASE

      THIS AGREEMENT is made and entered into this first day of July, 1998, by and between ADV Properties, and Alaskan Partnership, of 1114 Glacier Ave., Juneau, Alaska 99801, hereinafter referred to as the "Landlord" and First Bank, an Alaska Corporation, hereinafter referred to as "Tenant;"

                                 WITNESSETH:

      LANDLORD, for and in consideration of the rent covenants, and agreements of the Tenant herein set forth, hereby leases unto Tenant 1,934 square feet of Landlord's building which is located at 9106 Mendenhall Mall Road, Juneau, Alaska as shown on the attached exhibit. In addition, landlord leases unto Tenant approximately 200 square feet of space in the adjacent parking lot for the installation of an Automated Teller Machine.

      Subject to the following terms and conditions:

      1. TERM OF LEASE. The term of this lease shall commence on July 1, 1998, to and including June 30, 2003.

      2. RENT. The monthly rent shall be in the amount of $2,748.92 per month, and shall be due and payable on the first day of each and every month. The parties further agree that the monthly rent is subject to increases on a periodic basis to reflect any increases sustained by the Landlord for building insurance, land lease, real and property taxes. In addition, the rent shall be renegotiated to become effective on the anniversary date of this lease.

      3. TAXES AND INSURANCE. The Landlord shall be responsible for paying annually the real property taxes and insurance on the existing building (not contents, equipment, parts, etc.). The cost of insurance and the amount of taxes have been calculated into the monthly lease amount, which is subject to periodic, increases to reflect increases in taxes and insurance paid by the Landlord.

      4. UTILITIES. Tenant will be responsible for providing heat, fuel, electricity, telephones and janitorial services, sewer, water and any Mall Association dues during the term of this lease.

      5. REPAIRS. Landlord will be responsible for providing maintenance, repairs and painting to the exterior of the building to maintain an acceptable professional appearance and Landlord likewise will be responsible for maintaining the plumbing, heating, and water systems in operational condition. Tenant, at its own expense, shall be responsible for maintaining the exterior grounds on which the building is located in addition to providing repairs as needed to the interior of the subject premises. All repairs caused by the negligence or an act of the Tenant, its agents, subleases, or invitees, shall be made at the sole cost of Tenant. Tenant further agrees to, at all times, keep the premises neat, clean, and in sanitary condition. Landlord shall be the sole judge as to what repairs are needed.

      6. JANITORIAL SERVICES. Tenant shall be responsible for providing janitorial services to the interior of the subject premises throughout the term of this lease.

      7. ACCEPTANCE AND SURRENDER OF THE PREMISES. The premises have been inspected and are accepted by Tenant in their present condition, subject to


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alterations  as may  hereinafter  be  specifically  set forth in Exhibit A and
Tenant will at all times keep the premises neat, clean, and in sanitary condition. Tenant agrees that at the expiration or sooner termination of this lease, Tenant will quit and surrender the premises without notice, and in a neat and clean condition, reasonable wear and tear expected, and will deliver up all keys belonging to said premises to the Landlord or Landlord's agent.

      8. ACCIDENTS. All personal property on said leased premises shall be at the risk of the Tenant, Landlord, or Landlord's agent, shall not be liable for theft, or any damage either to person or property, sustained by the Tenant or others, caused by any defects now on said premises, or within the building in which the premises are located. Further, Landlord shall not be responsible for any broken windows or doors during the term of this lease or responsible for any act of neglect of other occupants of the said building, or any other person, or due to the happening of any accident from whatsoever cause in and about said building during this lease or an extension thereof. Tenant agrees to defend and hold Landlord and Landlord's agent harmless from any and all claims for damages, suffered, or alleged to be suffered in or about the leased premises by any person, firm, or corporation, except as occasioned by the neglect of Landlord of Landlords agent or employees.

      9. CARE OF PREMISES. The Landlord shall not be called upon to make any improvements of any kind upon said premises unless specified in this agreement, and said premises shall at all times be kept and used in accordance with the laws of the State of Alaska and ordinances of the City and Borough of Juneau, Alaska, on which said premises are located and in accordance with all directions, rules, and regulations of the health officer, fire marshal, building inspector, or other proper officers of the City and Borough of Juneau, at the sole cost and expense of said Tenant; and Tenant will permit no waste, damage, or injury to the premises, and will not use or permit in said premises anything that will increase the rate of fire insurance thereon, nor will Tenant maintain anything that may be dangerous to life or limb; or overload floors; or permit anything to be done upon said premises in any way that will create a nuisance or to disturb any other tenants of the building.

      10. LIENS AND INSOLVENCY. Tenant shall keep the leased premises and the property in which the leased premises are situated free from any liens arising out of any work performed, materials furnished, or obligations incurred by the Tenant. In the event Tenant or its successors or assigns shall be come insolvent, bankrupt, or make an assignment for the benefit of creditors, or if or their interests herein shall be levied upon or sold under execution or other legal process, or is taken over by the banking authorities (including but not limited to the Federal Deposit insurance Corporation), the Landlord may terminate this Lease only with the concurrence of such bank supervisory authority; and any such bank supervisory authority shall in any event have the election to either continue subject to all the terms and conditions of the Lease, or terminate this lease, provided that in the event this lease is terminated, the maximum claim of Lessor for damages or indemnity for injuries resulting from the termination of the unexplored Lease shall in no event be an amount exceeding the rent reserved by the lease, without acceleration for the year next succeeding the date of the surrender of the Premises to the Lessor, or the date of re-entry of the Lessor, whichever first occurs, whether before or after the closing of the bank, plus an amount equal to the unpaid rent accrued, without acceleration, up to such date.

      11. SUBLEASES. The Tenant shall be allowed to assign this lease in its entirety to any other party only with the Landlords written consent, such consent will not be unreasonable with held.



                                    10.3 - 2
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      12.   ACCESS.  Subject to the  maintenance  of the privacy of all Tenant customer records, Tenant will allow Landlord or Landlord's agent free access at all reasonable times to said premises for the purpose of inspection and making repairs to those items which the Landlord is responsible for making repairs, additions, or alterations to the premises or any property owned by, or under control of Landlord, but his right shall not be construed as an agreement on the part of the Landlord to make repairs, alterations, or additions. The Landlord shall have the right to place and maintain "For Rent" signs in a conspicuous place on said premises and to show premises to prospective tenants for 30 days prior to the expiration of this lease.

      13. DAMAGE OR DESTRUCTION. In the event the premises are damaged to such extent as to render the same untenable in whole or in a substantial part thereof, or are destroyed it shall be optional with the Landlord to repair or rebuild the same; and after the happening of any such event, the Landlord shall give Tenant immediate written notice of his intentions in this regard. Landlord shall not have more than 30 days after the date of such notification to notify Tenant in writing of Landlord's intentions to repair or rebuild said premises, or the cart so damaged as aforesaid, and if Landlord elected to repair or rebuild said premises. Landlord shall prosecute the work of such repairing or rebuilding without unnecessary delay; and during such period the rent of said premises shall be abated in the same ration that portion of the said premises rendered for the time being unfit for occupancy shall bear to the whole of the leased premises. If the Landlord shall fall to give the notice aforesaid, Tenant shall have the right to declare this lease terminated by written notice served upon the Landlord or Landlord's agent Landlord shall not be responsible for repair or replacement of leasehold improvements made to the premises by the Tenant.

      In the event the building in which the premises hereby leased are located shall be damaged (even though the premises hereby leased shall not be damaged thereby) to such an extent that in the opinion of the Landlord it shall not be practicable to repair or rebuild, or is destroyed, then it shall be optional with Landlord to terminate this lease by written notice served on the Tenant within 30 days after such damage or destruction.

      14. NOTICES. All notices to be given by the parties hereto shall be in writing and may either be served personally, or may be deposited in the United States mall, postage paid, by either registered mall or regular mall with certificate of mailing obtained; for said notices the following addresses shall apply:

            Landlord:   ADV Properties
                        1114 Glacier Ave.
                        Juneau, Alaska 99801

            Tenant.     First Bank
                        P 0. Box 7920
                        Ketchikan, AK 99901

      15. ALTERATIONS. Tenant shall not make any alterations, additions, or improvements in said premises without the consent of the Landlord in writing first had and obtained, and all alterations, additions, and improvements which shall be made, shall be at the sole cost and expense of Tenant and shall become the property of the Landlord, except for improvements that Landlord, at Landlord's option, may elect to request Tenant to remove, and shall remain in and be surrendered with the premises as a part thereof at the termination of the lease, without disturbance, molestation, or injury. If the Tenant shall perform work with the consent of the Landlord, as aforesaid,


                                    10.3 - 3
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Tenant agrees to comply with all laws, ordinances,  rules, and regulations, of the City and Borough of Juneau, Alaska, and any other public authority. The Tenant further agrees that Landlord has the right to make alterations to the premises and to the building in which the premises are situated and Landlord shall not be liable for any damage, which Tenant might suffer by reason of such undertaking.

      16. DEFAULT AND REENTRY. If default shall be made by Tenant or Tenant's successors or assigns in the payment of the rent herein reserved, and that default shall continue for five (5) days after notice thereof in writing to Tenant or Tenant's successors or assigns, or if a breach other than in the payment of rent shall be made in the terms and conditions herein to be performed by Tenant or Tenant's successors and assigns, and the breach shall continue for five days after notice thereon in writing to Tenant, then and in either event, the right of Tenant to the possession of the demised premises shall terminate without notice or demand, and the mere retention or possession thereafter by Tenant shall constitute a forcible detainer.

      If Landlord so elects, but not otherwise, this lease shall thereupon terminate. On the termination of the right of possession of tenant, whether this lease be terminated or not, Tenant shall surrender possession of the demised premises immediately, and under those conditions shall grant to Landlord full and free license to reenter into and on the premises or any part thereof to repossess the premises with or without process of law, and to expel and remove Tenant or any other person who may be occupying the premises or any part thereof through Tenant. Any reentry by Landlord shall be made without waiving or postponing any other right against Tenant or the right to enforce any bond or other security given for the faithful performance of the terms and conditions herein contained. Any reentry shall be made without prejudice to any rights or remedies whether by statute or common law that might otherwise be used for recovering arrears in rent or for breach of any terms or conditions of this lease. Any reentry, repossession, expulsion, or removal, whether by direct act of Landlord or through legal proceedings for that purpose, shall terminate this lease, and release Tenant from any liability for the payment of any rent stipulated to be paid by this lease and for the performance or fulfillment of any other term or condition provided herein.

      In the event of any reentry by Landlord, Landlord may lease or relet the premises in whole or in part, or the buildings and improvements thereon, to any tenant or tenants that may be satisfactory to the landlord for any duration and for the best rent, terms, and conditions as Landlord may obtain. The acceptance of any tenant or the making of any lease by the Landlord shall be conclusive of the exercise of proper discretion by the Landlord.

      Landlord shall not be under any obligation to repossess the demised premises during any period wherein Tenant is in default, and the foregoing provisions regarding the repossession and management of the building and improvements and the disposition of rents thereof by Landlord are made to operate only in the event Landlord shall elect to repossess the premises.

      17. COSTS AND ATTORNEY'S FEES. If by reason of any default on the part of the tenant, it becomes necessary for the Landlord to employ an attorney or in case Landlord shall bring suit to recover any rent due hereunder, or for breach of any provision of this lease or to recover possession of the leased premises, or if Tenant shall bring any action for any relief against Landlord; declaratory or otherwise, arising out of this lease, the prevailing party shall have and recover against the other party in addition to the cost allowed by law, such sum as the court may adjudge to be a reasonable attorney's fee. In the event Tenant defaults in the payment of rent, the Tenant agrees to pay for the cost of any collection agency, or attorney, employed by Landlord.



                                    10.3 - 4
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      18.   REMOVAL  OF  PROPERTY.  In the  event of any  entry  in, or taking possession of, the leased premises as aforesaid, the Landlords shall have the right, but not the obligation, to remove the leased premises all personal property located thereon, and may store same in any place selected by Landlord, including but not limited to a public warehouse, at the expense and risk of the owners thereof, with the right to sell stored property, without notice to the Tenant, after it has been stored for a period of thirty (30) days or more, the proceeds of such sale to be applied first to the cost of such sale, second to the payment of charges for storage, if any, and third to the payment of any sums of money which may then be due from tenant to Landlord under any of these terms hereof, the balance if any to be paid to Tenant.

      Tenant hereby waives all claims for damages that may be caused by Landlord's reentering and taking possession of premises or removing and storing the property of Tenant as provided in this lease, and will save Landlord harmless from loss, costs, or damages occasioned Tenant thereby, and no such reentry shall be considered or construed to be forcible entry.

      19. CONDITIONS OF OCCUPANCY. Tenant agrees to abide and be bound by the following rules and policies of Landlord, which shall be considered as covenants of this lease:

            Electrical Installations. Tenant shall not without the written consent of Landlord replace or move any electric light fixtures provided; however, that with the consent of the Landlord, Tenant may replace building lights understanding that such installations will not increase the Tenant's consumption of electricity; and that the cost of such fixtures and installations shall be at tenants sole expense. It is further agreed that Tenant shall at the expiration or sooner termination of the lease, upon demand of Landlord, pay the cost of replacing the standard light fixtures belonging to the Landlord.

            Parking. Landlord agrees to permit Tenant and its invitees reasonable access to the leased premises through the adjacent parking lot. In addition, Landlord shall provide Tenant with adequate parking spaces for Tenants employees and customers all of which parking shall be located and designated by Landlord on the adjacent property Landlord does not hereby lease to Tenant any space under, in or on any of the parking area or sidewalk adjacent to the demised premises (except as specifically provided in this lease or its attachments) but does hereby license Tenant. subject to all the terms and provisions hereof, and at Tenants sole risk, such right to use any space in and on any such adjacent parking lot or sidewalk as Landlord itself may have.

      MISCELLANEOUS.

            a. Water closets and other water fixtures shall not be used for any purposes other than those for which they were intended, and any damage resulting from misuse on the part of the Tenant, its agents, or employees, shall be paid for by Tenant. No person shall waste water by interfering or tampering with the faucets or otherwise.

            b. Landlord reserves the right to make such other and further reasonable regulations as in its judgment may from time to time be needed or desirable for the safety, care, and cleanliness of the premises or the building and the preservation of good order therein.



                                    10.3 - 5

      20. OPTION TO RENEW LEASE. Tenant shall have and is hereby granted the option to renew and extend this lease for an additional three year term after the expiration of the term hereby demised, upon the same terms and conditions provided herein for the original term, except as to the amount of rental, which shall be renegotiated.

      21. INSURANCE. Landlord shall provide insurance coverage as part of the monthly agreed-upon rental amount, said insurance to consist of liability and property insurance in an amount of 3300.000/$300.000/$1 ,000.000, providing the necessary protection to the Landlord. The insurance coverage shall not cover any sublease's personal property (equipment, supplies. etc.).

      22. MEMBERSHIP IN MENDENHALL MALL MERCHANTS ASSOCIATION. By entering into subject lease with Landlord, Tenant acknowledges that he will be required to partake in the Mendenhall Mall Merchants Association. Tenant agrees it will, upon notification from landlord, make all payments promptly to the Mendenhall Mall Merchants Association and maintain good standing throughout the term of this lease.

      23. HEIRS AND SUCCESSORS. Subject to the provisions hereof pertaining to assignment and subletting, the covenants and agreements of this lease shall be binding upon the heirs, legal representatives, successors, and assigns of any or all of the parties hereto.

      IN WITNESS WHEREOF, the parties hereto have executed this lease the day, month, and year first above written.

                                    LANDLORD:


                                    __________________________________________


                                    TENANT:


                                    __________________________________________



                                  CONSENT TO LEASE

      Glacier Village Supermarket, Inc. hereby consents to the foregoing lease and its terms and conditions thereof.

DATED:

Glacier Village Supermarket, Inc.



By:
      Its President



                                    10.3 - 6

STATE OF ALASKA         )
                        ) ss
FIRST JUDICAL DISTRICT  )

      Before me, the undersigned Notary Public in and for the State of Alaska, duly commissioned and sworn as such Notary Public, this ____ day of __________ personally appeared _________________________ of ADV Properties, and he acknowledged to me that he executed the foregoing Lease on behalf of said partnership.

      WITNESS by hand and official seal this the _____ day of __________, 1991.

                                    __________________________________________
                                    Notary Public in and for the State of
                                    Alaska
                                    My commission expires:



STATE OF ALASKA         )
                        ) ss
FIRST JUDICAL DISTRICT  )

      Before me, the undersigned Notary Public in and for the State of Alaska, duly commissioned and sworn as such Notary Public, this ____ day of __________ personally appeared _________________________ of ADV Properties, and he  acknowledged  to me that he executed the foregoing  Lease on behalf of
said partnership.       WITNESS by hand and  official  seal this the _____ day
of __________, 1991.

                                    __________________________________________
                                    Notary Public in and for the State of
                                    Alaska
                                    My commission expires:



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